UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

ESGEN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40927	98-1601409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5956 Sherry Lane, Suite 1400 Dallas, TX	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 987-6100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ESACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ESAC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ESACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

First Amendment to the Business Combination Agreement

As previously disclosed, on April 19, 2023, ESGEN Acquisition Corporation, a Cayman Islands exempted company incorporated with limited liability (“ESGEN”), entered into that certain Business Combination Agreement with ESGEN OpCo, LLC, a Delaware limited liability company and wholly-owned subsidiary of ESGEN (“OpCo”), Sunergy Renewables, LLC, a Nevada limited liability company (“Sunergy”), the Sunergy equityholders set forth on the signature pages thereto (collectively, “Sellers” and each, a “Seller”), for limited purposes, ESGEN LLC, a Delaware limited liability company (the “Sponsor”), and for limited purposes, Timothy Bridgewater, an individual, in his capacity as the Sellers Representative (the “Initial Business Combination Agreement”).

On January 24, 2024, ESGEN and Sunergy entered into the First Amendment to the Initial Business Combination Agreement (the “First Amendment” and, the Initial Business Combination Agreement as amended by the First Amendment, the “Business Combination Agreement”). The First Amendment provides for, among other things, the:

(i)	reduction of the aggregate consideration to the pre-transaction Sunergy equityholders from $410 million to $337.3 million;

(ii)	removal of the (a) $20 million minimum cash condition and (b) provision requiring forfeiture of founder shares in connection with excess transaction expenses;

(iii)

modification of the terms and structure of the Sponsor PIPE Investment (as defined below) from $10.0 million in shares of Class A common stock, par value $0.0001 per share (“New PubCo Class A Common Stock”), of the continuing entity following the continuation of ESGEN by way of domestication of ESGEN into a Delaware corporation, which continuing entity will be renamed Zeo Energy Corp. (“New PubCo”), to up to $15.0 million in convertible preferred units of OpCo (the “Convertible OpCo Preferred Units”) to be issued to the Sponsor pursuant to the Amended and Restated Subscription Agreement (as defined below);

(iv)

forfeiture of an aggregate of 2.9 million founder shares and an additional 500,000 founder shares if, within two years of closing of the Business Combination (the “Closing”), the Convertible OpCo Preferred Units are redeemed or converted (with such shares subject to a lock-up for two years after the Closing);

(v)	forfeiture of all private warrants to purchase one ESGEN Class A ordinary share, par value $0.0001 per share, of ESGEN (“ESGEN Private Placement Warrants”);

(vi)

Sponsor will contribute those certain promissory notes, dated as of April 27, 2021 and October 17, 2023 (which promissory note amended and restated that certain promissory note dated as of April 5, 2023), by and between Sponsor and ESGEN, to ESGEN as a contribution to the capital of ESGEN and all amounts due thereunder will be cancelled; and

(vii)	the outside date for the Business Combination to be extended to April 22, 2024.

A copy of the First Amendment is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the First Amendment is qualified in its entirety by reference thereto.

OpCo A&R LLC Agreement

Following the Business Combination, ESGEN will be organized in an “Up-C” structure, such that Sunergy and the subsidiaries of Sunergy will hold and operate substantially all of the assets and business of ESGEN, and ESGEN will be a publicly listed holding company that will hold a certain amount of common equity interests in OpCo, which will hold all of the equity interests in Sunergy. Until any redemptions or conversions occur as described below, the Sellers will generally hold the remainder of the common equity interests of OpCo through the ownership of their economic, non-voting Class B units of OpCo (the “Exchangeable OpCo Units”), along with a corresponding amount of non-economic, voting shares of Class V common stock, par value $0.0001 per share, of New PubCo (“New PubCo Class V Common Stock”).

At the Closing, OpCo will amend and restate its limited liability company agreement (as amended, the “OpCo A&R LLC Agreement”) in its entirety to, among other things, provide for:

(i)

the right of a holder of Exchangeable OpCo Units (subject to certain terms and conditions set forth in the OpCo A&R LLC Agreement) to cause OpCo to redeem one or more of such Exchangeable OpCo Units for shares of New PubCo Class A Common Stock on a one-for-one basis (subject to adjustment in certain cases), together with the cancellation of an equal number of shares of New PubCo Class V Common Stock, as set forth in the OpCo A&R LLC Agreement and the New PubCo’s certificate of incorporation;

(ii)

following the first anniversary of the Closing, the right of the Sponsor to (subject to certain terms and conditions set forth in the OpCo A&R LLC Agreement) convert all, but not less than all, of the Sponsor’s Convertible OpCo Preferred Units into such number of Exchangeable OpCo Units as is determined by dividing (x) $10.00 plus any accrued and unpaid dividends on such Convertible OpCo Preferred Units by (y) $11.00;

(iii)

the mandatory conversion of all, but not less than all, of the Sponsor’s Convertible OpCo Preferred Units outstanding on the Maturity Date (as defined in the OpCo A&R LLC Agreement) into such number of Exchangeable OpCo Units as is determined by dividing (x) $10.00 plus any accrued and unpaid dividends on such Convertible OpCo Preferred Units by (y) the average of the daily volume weighted average price of New PubCo Class A Common Stock during the five days prior to the Maturity Date or, if such price is not available, by an independent investment banking firm or other similar party chosen by OpCo;

(iv)

the right of the OpCo to redeem the Convertible OpCo Preferred Units at any time prior to the Maturity Date at the return ranging from 110% of the issue price of the Convertible OpCo Preferred Units, less any cash amounts paid on the Convertible OpCo Preferred Units, if such redemption is prior to the first anniversary of the Closing; 125% of the issue price of the Convertible OpCo Preferred Units, less any cash amounts paid on the Convertible OpCo Preferred Units, if such redemption is prior to the first anniversary of the Closing; and 150% of the issue price of the Convertible OpCo Preferred Units, less any cash amounts paid on the Convertible OpCo Preferred Units, if such redemption is prior to the third anniversary of the Closing (the “Required Return”); and

(v)

in the event of certain change of control or financing transactions, the right of the Sponsor to require OpCo to redeem the Sponsor’s Convertible OpCo Preferred Units at the Required Return or convert such Convertible OpCo Preferred Units into such number of Exchangeable OpCo Units as is determined by dividing (x) $10.00 plus any accrued and unpaid dividends on such Convertible OpCo Preferred Units by (y) $11.00.

The OpCo A&R LLC Agreement will also provide the holders of Exchangeable OpCo Units with redemption rights in certain limited circumstances, and such Exchangeable OpCo Units will be mandatorily redeemed in connection with certain changes of control. In the event of any conversion of Convertible OpCo Preferred Units as described above, each Exchangeable OpCo Unit received in such conversion (together with an accompanying share of New PubCo Class V Common Stock) would be immediately exchanged for a share of New PubCo Class A Common Stock.

The form of the OpCo A&R LLC Agreement is filed with this Current Report as Exhibit D to the First Amendment, which is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the OpCo A&R LLC Agreement is qualified in its entirety by reference thereto.

Second Letter Agreement Amendment

Concurrently with the execution of the First Amendment, ESGEN, the Sponsor, the independent directors of the board of directors of ESGEN, and one or more client accounts of Westwood Group Holdings, Inc. (successor to Salient Capital Advisors, LLC) (collectively with the independent directors of the board of directors of ESGEN, the “Insiders”) entered into a second amendment (the “Second Letter Agreement Amendment”) to that certain Letter Agreement, dated as of October 22, 2021, as amended by that certain Amendment to the Letter Agreement, dated as of April 19, 2023, pursuant to which, among other things, (i) the Sponsor agreed to irrevocably surrender and forfeit 2,361,641 ESGEN ordinary shares in connection with the Closing, (ii) the Insiders agreed to irrevocably surrender and forfeit 538,359 ESGEN ordinary shares in connection with Closing, (iii) the Sponsor and the Insiders agreed to forfeit an additional 500,000 shares of New PubCo Class A Common Stock if, within two years of Closing, the Convertible OpCo Preferred Units are redeemed or converted (with such shares subject to a lock-up for two years after Closing) and (iv) the Sponsor and the Insiders agreed to forfeit all of their ESGEN Private Placement Warrants in connection with Closing.

A copy of the Second Letter Agreement Amendment is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Second Letter Agreement Amendment is qualified in its entirety by reference thereto.

Amended and Restated Subscription Agreement

Concurrently with the execution of the First Amendment, ESGEN entered into an amended and restated subscription agreement (the “Amended and Restated Subscription Agreement”) with OpCo and the Sponsor. Pursuant to the Amended and Restated Subscription Agreement, the Sponsor agreed to subscribe for and purchase, and OpCo agreed to issue and sell to the Sponsor, concurrently with the Closing, an aggregate of 1.0 million Convertible OpCo Preferred Units (along with an equal number of New PubCo Class V Common Stock to be issued pursuant to New PubCo’s certificate of incorporation) for a purchase price of $10.00 per unit, for aggregate gross proceeds of $10.0 million (the “Sponsor PIPE Investment”). Additionally, the Amended and Restated Subscription Agreement provides New PubCo and OpCo, at their sole discretion, with the ability to require the Sponsor to purchase, within six (6) months of the Closing, up to an additional 500,000 Convertible OpCo Preferred Units (along with an equal number of New PubCo Class V Common Stock to be issued pursuant to New PubCo’s certificate of incorporation) for a purchase price of $10.00 per unit, for aggregate proceeds collectively up to $15.0 million. The closing of the Sponsor PIPE Investment required to be consummated in connection with the closing of the Business Combination is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Amended and Restated Subscription Agreement also provides that ESGEN will grant Sponsor certain customary registration rights.

A copy of the Amended and Restated Subscription Agreement is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Amended and Restated Subscription Agreement is qualified in its entirety by reference thereto.

Amended and Restated Registration Rights Agreement

The First Amendment contemplates that, at the Closing, the Sellers, the Sponsor, the Insiders (collectively, the “Registration Rights Holders”) and New PubCo will enter into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which, among other things, New PubCo, the Sponsor and the Insiders will agree to amend and restate the Registration and Shareholder Rights Agreement, dated as of October 22, 2021, entered into by them in connection with ESGEN’s initial public offering. Pursuant to the Amended and Restated Registration Rights Agreement, New PubCo will agree that it will use its commercially reasonable efforts to file, within 30 days following the consummation of the Business Combination, a resale shelf registration statement on behalf of the Registration Rights Holders registering (i) any outstanding shares of New PubCo Class A Common Stock held by the Registration Rights Holders, (ii) any shares of New PubCo Class A Common Stock issued or issuable upon exchange of an equivalent number of Exchangeable OpCo Units and New PubCo Class V Common Stock issued to the Sellers pursuant to the Business Combination Agreement, (iii) any shares of New PubCo Class A Common Stock issued or to be issued to any of the Registration Rights Holders in connection with the Business Combination, (iv) any shares of New PubCo Class A Common Stock issued or issuable upon exchange of an equivalent number of Exchangeable OpCo Units (together with the concurrent exchange of an equal number of shares of New PubCo Class V Common Stock by ESGEN), which are converted from the Convertible OpCo Preferred Units held by the Sponsor, and (v) any other equity security of New PubCo issued or issuable with respect to any of the foregoing by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization.

Pursuant to the Amended and Restated Registration Rights Agreement, in certain circumstances, the Registration Rights Holders can demand ESGEN’s assistance with underwritten offerings and block trades, subject to certain limitations such as size and value thresholds and customary underwriter cutbacks and issuer blackout periods, and the Registration Rights Holders will also be entitled to certain customary piggyback registration rights.

The form of the Amended and Restated Registration Rights Agreement is filed with this Current Report as Exhibit E to the First Amendment, which is filed with this Current Report as Exhibit 2.1, and the foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference thereto.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The Convertible OpCo Preferred Units to be offered and sold in connection with the Sponsor PIPE Investment and the New PubCo Class V Common Stock issued in connection with the Business Combination have not been and will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure.

On January 25, 2024, ESGEN and Sunergy issued a joint press release announcing the First Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of ESGEN under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to ESGEN and Sunergy. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about ESGEN’s and Sunergy’s ability to timely effectuate the proposed business combination discussed in this Current Report; the benefits of the proposed business combination; the future financial performance of the combined company following the transactions; changes in ESGEN’s or Sunergy’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, the ability to raise additional funds prior to the Closing and plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing ESGEN’s or Sunergy’s views as of any subsequent date, and none of ESGEN or Sunergy undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, ESGEN’s and Sunergy’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the proposed business combination; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed business combination; (iii) the outcome of any legal proceedings that may be instituted against ESGEN, Sunergy or others following announcement of the proposed business combination; (iv) the inability to complete the proposed business combination due to the failure to obtain the approval of ESGEN shareholders; (v) the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed business combination; (vi) the combined company’s ability to obtain the listing of its common stock and warrants on the Nasdaq following the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of Sunergy as a result of the announcement and consummation of the proposed business combination; (viii) the ability to recognize the anticipated benefits of the proposed business combination; (ix) unexpected costs related to the proposed business combination; (x) the amount of any redemptions by public shareholders of ESGEN being greater than expected; (xi) the management and board composition of the combined company following the proposed business combination; (xii) limited liquidity and trading of the combined company’s securities; (xiii) the use of proceeds not held in ESGEN’s trust account or available from interest income on the trust account balance; (xiv) geopolitical risk and changes in applicable laws or regulations; (xv) the possibility that ESGEN, Sunergy or the combined company may be adversely affected by other economic, business, and/or competitive factors; (xvi) operational risk; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Sunergy’s resources; (xviii) the risks that the consummation of the proposed business combination is substantially delayed or does not occur; and (xix) other risks and uncertainties, including those to be included under the heading “Risk Factors” in the registration statement on Form S-4 filed by ESGEN with the SEC on September 18, 2023 (File No. 333-274551) (as may be amended from time to time, the “Registration Statement”) and those included under the heading “Risk Factors” in ESGEN’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) and in its subsequent periodic reports and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by ESGEN, Sunergy, their respective directors, officers or employees or any other person that ESGEN and Sunergy will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of ESGEN and Sunergy as of the date of this Current Report. Subsequent events and developments may cause that view to change. However, while ESGEN and Sunergy may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of ESGEN or Sunergy as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This Current Report relates to a proposed business combination between ESGEN and Sunergy. This document does not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Information for Investors and Stockholders and Where to Find It

In connection with the proposed business combination between ESGEN and Sunergy, ESGEN filed the Registration Statement initially on September 18, 2023, that includes a preliminary proxy statement/prospectus of ESGEN, and after the Registration Statement is declared effective, ESGEN will mail a definitive proxy statement/prospectus relating to the proposed business combination to ESGEN’s shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of ESGEN’s shareholders to be held to approve the proposed business combination (and related matters). This Current Report does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. ESGEN may also file other documents with the SEC regarding the proposed business combination. ESGEN shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus, when available, and other documents filed in connection with the proposed business combination, as these materials will contain important information about ESGEN, Sunergy and the proposed business combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to ESGEN shareholders as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by ESGEN through the website maintained by the SEC at www.sec.gov, or by directing a request to: ESGEN Acquisition Corporation, 5956 Sherry Lane, Suite 1400, Dallas, TX 75225.

Participants in the Solicitation

ESGEN and Sunergy and their respective directors, officers and related persons may be deemed participants in the solicitation of proxies of ESGEN shareholders in connection with the proposed business combination. ESGEN shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of ESGEN, and a description of their interests in ESGEN is contained in ESGEN’s final prospectus related to its initial public offering, dated October 21, 2021, the Annual Report and in ESGEN’s subsequent period reports and other filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ESGEN shareholders in connection with the proposed business combination and other matters to be voted upon at the ESGEN shareholder meeting is set forth in the Registration Statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination is included in the Registration Statement. You may obtain free copies of these documents as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to Business Combination Agreement, dated as of January 24, 2024, by and between ESGEN and Sunergy.

10.1	Amendment No. 2 to Letter Agreement, dated as of January 24, 2024, by and among ESGEN, the Sponsor and the Insiders party thereto.

10.2	Amended and Restated Subscription Agreement, dated as of January 24, 2024, by and among ESGEN, OpCo and the Sponsor.

99.1	Press Release, dated as of January 25, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2024

ESGEN ACQUISITION CORPORATION

By:	/s/ Andrea Bernatova
Name:	Andrea Bernatova
Title:	Chief Executive Officer